PAR PHARMACEUTICAL COMPANIES

January 12, 2011

29th Annual JP Morgan Healthcare Conference

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent any statements made in this news release contain information that is not historical, these statements are essentially forward-looking and, as such, are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of the Company, which could cause actual results and outcomes to differ materially from those expressed herein. Risk factors that might affect such forward-looking statements include those set forth in Item 1A of the Company's most recent Annual Report on Form 10-K in other of the Company's filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions. Any forward-looking statements included in this news release are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

Par Pharmaceutical Companies - A Snapshot

Strativa PHARMACEUTICALS

- Four marketed products
- 200-person salesforce
- Full-scale commercial infrastructure
- Significant business development expertise

PAR PHARMACEUTICAL

- Strong portfolio and a stable base business
- High-value FTF/FTM, and PIV near-term product pipeline
- Strong commercialization track record and trade presence
- Highly regarded business development model

Shared manufacturing, formulation expertise, new product assessment

2010 Achievements

Par

- Launched generic versions of Zegerid®, Tussionex®, Accolate®
- Partnered with Glenmark (Zetia®), Emet (Asacol®), Tris (Tussionex®) , AZ (Accolate®)
- Maximized market shares
- Stabilized base business
- Filed 8 ANDAs

Strativa

- Received two FDA approvals
- Launched Oravig™ and Zuplenz®
- Expanded salesforce
- Out-licensed EU rights for Nascobal ®

Corporate

- Paid off debt
- Secured a $75M line of credit
- Successful challenged patents: Ezetimibe, Oxaliplatin, Omeprazole
- Generated revenues approaching $IB

PRX Stock Price and Cash EPS



Stock Price
$50
$40
$30
$20
$10
$0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10



Cash EPS
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
-$0.60
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

PAR PHARMACEUTICAL COMPANIES

2010 Key Products

	Product	LTM 9/30/10
GENERICS	Metoprolol	$ 563.2
	Sumatriptan	$ 70.9
	Omeprazole	$ 14.1
	Clonidine	$ 66.0
	Meclizine	$ 35.2
	Tramadol ER	$ 22.0
	Other Generic Products	$ 206.9
BRAND	Megace® ES	$ 65.1
	Nascobal® B12 Nasal Spray	$ 17.1
	Oravig™	Launched Sept 2010
	Zuplenz®	Launched Oct. 2010



Key Generic Pipeline Opportunities

Products	Brand	Strengths	Brand Value*	Partner	FTF/FTM
Amlodipine /Benazepril Caps[1]	Lotrel®	5/40 & 10/40 mg	$361,000		✓
Propafenone HCL ER Caps[1]	Rythmol SR®	225, 325 & 425 mg	$121,000		✓
Oxaliplatin Injection[1]	Eloxatin®	50 & 100 mg vials	$675,000	✓	✓
Fluvastatin Sod. ER Tabs	Lescol XL®	80 mg	$89,000		✓
Amlodipine/Valsartan	Exforge®	5/160, 10/160 & 10/320 mg	$315,000		✓
Rosuvastatin Tabs	Crestor®	5, 10, 20 & 40 mg	$3,600,000		✓
Ezetimibe[1]	Zetia ®	10 mg	$1,300,000	✓	✓
Omega 3 Softgel Cap	Lovaza®	1 gram	$893,000	✓	✓
Mesalamine	Asacol®	400mg	$640,000	✓	
Travaprost Z Opthalmic Solution	Travatan® Z	0.004% solution	$313,000	✓	✓
Sumatriptan/Naproxen	Treximet®	85/500 mg	$117,000		✓
Omeprazole & Sod. Bicarb OS/ OTC	Zegerid ® OS/ OTC	20/1680 mg & 40/1680 mg 20/1100mg	$25,000		✓

*1: Date certain launch, * Numbers in thousands (MAT LTM 9/30/10)*

Total brand value: $8.4B

PAR PHARMACEUTICAL COMPANIES

Building the Pipeline of the Future

- Ample product opportunities
  - 30 projects under consideration
  - Currently developing over 26 potential FTF/FTM products
    - 14 internal
    - 12 external
- Partner of choice
- Added resources and personnel
- Expanded capabilities

Total ANDAs Filed	Total Confirmed FTF	Potential FTM	Current Development Products	Projects Under Consideration
29	11	3*	26	30

* *Excludes AGs under contract*



Strativa Product Portfolio

Product	Indication	Target Market	Target Market Potential	Audience	Strategy	Target Sales
Oravig™	local treatment of OPC in adults	nystatin OS, clotrimazole troches, fluconazole tablets in adults with OPC	$400M	PCP, OTO, ONC, PUD	rapidly penetrate oral thrush market	$50M
Nascobal®	the maintenance of normal B12 levels in patients with pernicious anemia who have no nervous system involvement and as a supplement for other B12 deficiencies	IM B12 injections (ex. Part D)	$2B	PCP, GE, GS, ENDO	accelerate conversion of IM B12 injections	$90M
Megace® ES	treatment of anorexia, cachexia, or unexplained, significant weight loss in patients with a diagnosis of AIDS	megestrol acetate OS	$400M	PCP	maintain the existing business	$65M
Zuplenz®	prevention of CINV, RINV, PONV	ondansetron tablets/ODT in ONC/HEM	$110M	ONC/HEM	identify and convert specific patient types	$15M

Corporate Development

- **PRX**
  - Prudent strategic investment across both businesses
  - Intelligent product selection: leverage platform & competencies, align with commercial environment
  - Ample financial resources
- **Par**
  - Maximize product lifecycle value
  - FTF/FTM and high barrier to entry: API, MR, Combo, Technology
  - Partnerships/select M&A for additional capabilities: e.g, patches, gels, injectables
  - Active AG effort
- **Strativa**
  - Maximize value and potential of existing portfolio and partnerships
  - License/acquire late stage assets in Supportive Care and adjacent commercial areas
  - Leverage shared Par capabilities: Manufacturing, Distribution, IP, Managed Markets
  - Longer term, consider M&A opportunistically to achieve growth objectives

2011: Another Solid Year for PRX

Performance driven by:

- Launches of generic Lotrel® and Rythmol®
- Continued success with key generic products
- Stable base generics
- Growth of Strativa business
- Robust cash generation
- Controlled operating expenses
- Continued investment in infrastructure

Our Model Assumptions for 2011-2013

Includes:

- Realistic competition assumptions
- Modest growth of Strativa division
- Risk-adjusted monetization of pipeline opportunities
- Controlled operating expenses

Does NOT include:

- Unidentified business development opportunities
- Potential M&A transactions
- Potential new AG products

Expected Gross Margins



60%
50%
40%
30%
20%
10%
0%
38%
47%
51%
50%
2010
2011
2012
2013

PAR PHARMACEUTICAL COMPANIES

Operating Expenses



($ in millions)
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$
2010
2011
2012
2013
R&D
SG&A

PAR PHARMACEUTICAL COMPANIES

PRX 2011-2013 Outlook

- Cumulative EPS of at least $10.00
- Operating expenses of approximately $225 million per year
- Blended gross margin rate of approximately 50%
- $400 million in additional cash generation

Why Invest in PRX?

- Robust generics business
  - Valuable FTF/FTM pipeline
  - Ample product opportunities and resources
- Young, growing branded business
  - Four IP-protected products
  - Fully leveraged salesforce
- Disciplined approach to business development
  - Prudent investment across both businesses
  - Rigorous due diligence process
- Strong financials
  - $200 million in cash
  - No debt